UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

TorrayResolute Small/Mid Cap Growth Fund

Investor Class Shares — TRSDX
Institutional Class Shares — TRSMX

Annual Report
www.TorrayResolute.com	December 31, 2015

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Portfolio Commentary

For the year ending December 31, 2015, the TorrayResolute Small/Mid Cap Growth Fund’s Institutional Class declined 5.90% and the Investor Class declined 6.10% (net of fees), underperforming the benchmark Russell 2500TM Growth Index which declined 0.19% and the broad-based Russell 2500TM Index which declined 2.90%.

There are two sides of complacency, one which ignores risk and one which ignores opportunity.

The primary cause of the Fund’s underperformance for the year was the result of exposure to weakness associated with the energy industry; the Fund was moderately overweight the sector (4.4% vs. 2.0%), but holdings in the Industrial and Information Technology sectors also had exposure to the energy space, and experienced declines consistent with the underlying collapse of commodity prices. In the Industrial sector, these holdings included Quanta Services (PWR), Flowserve (FLS) and Stericycle (SRCL). In the Information Technology sector, they included Computer Modelling Group (CMDXF) and FEI (FEIC).

Partially offsetting losses associated with the energy industry was strong performance in the Consumer Discretionary sector; O’Reilly Automotive (ORLY) and LKQ (LKQ) benefited from strong demand for automotive aftermarket parts. Mergers and acquisitions in the Health Care sector made positive contributions as pharmacy benefits manager Catamaran (CTRX) and a majority share of Foundation Medicine (FMI) were acquired. Long-term holding Jack Henry & Associates (JKHY) was the single largest contributor, as the information technology services provider continued to experience steady demand for its products and services from the financial services industry.

Market Overview

The U.S. equity market was dominated by two factors in 2015: the transition to lower commodity prices, principally the 30% decline in oil, and the effects of a stronger dollar, which rose 8% on a trade-weighted basis. S&P 500 Index earnings for the Energy sector are expected to finish the year down 60%-70%, detracting approximately five percentage points of growth from the index. With approximately 48% of the S&P 500 Index’s revenues being generated overseas, the strong dollar hurt U.S. exporters and manufacturers. While these factors caused earnings to stall, domestic consumer spending rose at a steady pace as confidence increased, job growth and real wages were strong, and inflation remained contained. Given an environment that is, on balance, positive, the Federal Reserve raised interest rates for the first time in a decade.

In light of these macroeconomic dynamics, the Fund has moved to reduce exposure to the Energy sector through the full sale of natural gas exploration and production company Rice Energy, The Fund also moved to reduce currency exchange headwinds where those headwinds threatened to cause lasting harm to underlying business fundamentals. Namely, we fully sold FMC Corporation and Tupperware Brands Corporation. Partly as a result of these actions, the Fund closed the period with an Energy weighting of 2.5% and 65% to 70% of the portfolio’s revenues being generated in U.S. dollars.

Outlook

Macroeconomic conditions and headlines continue to drive investor sentiment and market direction, overwhelming company-specific fundamentals. Primary risks include the slowdown in China, the continued rise of the U.S. dollar, additional commodity weakness and divergent monetary policies. With these risks as a backdrop, positive returns have narrowed to a handful of large companies generally characterized as being momentum-driven and sharing extremely high valuations. This investment environment has proven to be challenging due to the prevalence of herd mentality and complacency. There are two sides to complacency, one which ignores risk and one which ignores opportunity. We endeavor to avoid both. The narrow leadership

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

of the past year and rapid decline in early 2016 have created opportunities for the patient, disciplined investor. In this period of low economic growth and high asset volatility, we remain focused on quality businesses, reasonable valuations and the patience to hold such investments through turbulent markets. As we have experienced in the past, uncertainty and volatility can create opportunity.

As ever, we appreciate your interest and trust.

Nicholas C. Haffenreffer
January 21, 2016

Top Contributors & Detractors: — 1/1/15 – 12/31/15
Security	Sector	Contribution %
Jack Henry & Associates	Info Tech	1.1
BioMarin Pharmaceutical	Health Care	1.0
O’Reilly Automotive	Cons Disc	0.8
Foundation Medicine	Health Care	0.7
Catamaran	Health Care	0.6
Quanta Services	Industrials	-1.3
Rice Energy	Energy	-1.1
Affiliated Managers Group	Financials	-1.0
Computer Modelling Group	Info Tech	-1.0
Donaldson	Industrials	-0.9

Top 10 Holdings as of 12/31/15
Security	% of Net Assets
Jack Henry & Associates	5.1
LKQ	4.6
Affiliated Managers Group	4.5
SBA Communications – Class A	4.2
FEI	4.1
ITC Holdings	4.1
Hexcel	4.0
Church & Dwight	4.0
Mettler-Toledo International	3.7
Medivation	3.7
Percentage of total net assets	42.0
Holdings are subject to change and are not recommendations to buy or sell a security.

Activity Summary

Buys:

LKQ (LKQ) is a supplier of rebuilt and aftermarket auto parts in the U.S. and Europe. LKQ is the largest provider of rebuilt parts in the U.S. and leverages its economies of scale to deliver parts to repair shops quicker and cheaper than competitors. LKQ’s business is stable, enjoys strong organic growth, and has benefited from the consolidation of smaller peers. With just 5% of the $185 billion auto parts market LKQ participates in throughout the U.S., U.K. and Europe, we believe the opportunity for growth remains robust. Additionally, the business should benefit from the growing acceptance of rebuilt parts among auto insurers, a major purchaser of rebuilt parts.

comScore (SCOR) is a company providing analysis of content and advertising utilization. Traditional media companies are being rapidly disrupted by new technologies such as streaming television, radio and music. comScore benefits from the growth of new channels and platforms, regardless of which providers win or lose. By accurately measuring content and ad share in emerging and established platforms, the company creates a virtuous cycle by authenticating the value of these new media channels and the value of its services.

Rice Energy (RICE) is a low-cost operator in the prolific Marcellus and Utica basins. Having doubled production in each of the past two years, Rice continues to have tremendous growth potential with just 125 wells completed out of 1,250 surveyed. Rice’s well economics compare favorably with other high quality

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Marcellus producers, but its shares trade at a discount to its peer group. Rice also enjoys the advantage of access to long-term interstate pipeline capacity that will permit it to sell incremental production in lucrative markets outside of the Marcellus and Utica plays. For these reasons, we believe Rice possesses compelling long-term growth prospects, despite current industry challenges.

SolarWinds (SWI) is a company we believe has attractive growth characteristics and high levels of recurring revenue. SWI enjoys strong organic growth and free cash flow generation that enables the company to expand its business while rewarding shareholders with consistent share repurchases.

Catamaran (CTRX) is a pharmacy benefits manager. Catamaran was sold following UnitedHealth Group Incorporated’s (UNH) offer to acquire the company. We view the acquisition price as fair to CTRX shareholders.

Stericycle (SRCL) is a $2.9 billion logistics company that provides essential services to highly regulated industries such as medical waste management, document destruction and product recalls. The business typically benefits from durable secular trends such as rising medical spending and increasing regulatory requirements across diverse industries. With 95% of its revenues tied to long-term contracts, SRCL has the ability to generate consistent growth, stable margins and generous free cash flow with little economic sensitivity.

Tractor Supply (TSCO) is the largest consumer farm specialty retailer with 1,400 locations in 49 states generating $6 billion in revenue. The company’s niche focus serving a fragmented market with a differentiated merchandise assortment has made it one of the most consistent growth businesses in hardline retail. Targeting 2,100 locations over the next decade, we expect the company will continue to deliver attractive returns.

Core Labs (CLB) provides analytical services that help energy companies maximize productivity and keep costs down. The proprietary nature of these services are difficult to replicate, cumulative in value, and support the company’s sustainable competitive advantages which generate attractive margins and profitability, even during industry downturns. We believe it is the right time in the cycle to invest in industry-leading companies such as Core Labs.

Natural Grocers by Vitamin Cottage (NGVC) is a natural foods grocer with approximately 100 locations focused exclusively on organics. The company operates at a value price point and in a small-store format, which positions it well to capture market share in the natural/organic segment, which is growing three-to-four times faster than conventional grocers. NGVC’s small footprint provides ample room for growth through both square foot expansion, as well as same-store-sales growth.

HD Supply Holding (HDS) A former division of Home Depot (HD) brought public in 2013, HD Supply is the fourth largest industrial distributor in North America and number one in each of its three market segments; Facilities Maintenance, Waterworks and Construction & Industrial. Building on 8% market share in a highly fragmented $80 billion market, HDS has outpaced its competitors by effectively managing the logistics and services associated with delivering a broad array of complex products to its customers. Additionally, HDS is in the process of improving its capital structure by selling underperforming divisions and using the proceeds to reduce debt. Given the stable outlook for its end markets, we believe HDS is well-positioned to generate superior growth in the coming years.

Polaris Industries (PII) Established in 1954 and currently generating sales of $4.7 billion, Polaris Industries designs and manufactures all-terrain vehicles (ATVs), snowmobiles, motorcycles and other small engine products. The company is a clear industry leader based on product innovation, dominant market share, high returns on invested capital and strong cash flows. While increased competition and unfavorable weather

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

has reduced near-term growth expectations, management has an exceptional record of sustaining profitable growth over time. Given the recent success of product launches such as Indian Motorcycle in 2013 and international opportunities in small vehicle manufacturing, we expect the company will effectively manage current industry challenges and return to attractive rates of growth as it has done in prior cycles.

Halozyme Therapeutics (HALO) Halozyme Therapeutics is a biotech company that has developed an enzyme which allows for faster and cheaper delivery of many intravenous drugs targeting cancerous tumors. Partnering with a number of large biopharma companies, including Roche (RHHBY), Baxalta (BXLT), Pfizer (PFE), AbbVie (ABBV), Eli Lilly (LLY) and Johnson & Johnson (JNJ) on multiple formulations, the company has tremendous potential to realize milestone payments and collect royalties as therapies utilizing Halozyme’s proprietary platform move through clinical trials and into commercial sales. This broadly diversified partnership structure offers a uniquely defensive means of participating in significant opportunities in cancer treatment.

Sales:

Core Laboratories (CLB) was sold following declines in U.S. drilling activity due to lower crude oil prices. The U.S. has experienced a 45% drop in the active rig count since last October, an indication that CLB’s business prospects will remain challenging in the near-term. In this uncertain environment, we believe the stock will closely correlate with the price of crude oil, a risk we want to avoid in the portfolio. Conversely, we recognize CLB’s services remain vital to maximizing hydrocarbon production and expect to revisit the investment in the future, but in the current market environment, we believe more attractive, lower-risk opportunities are found elsewhere.

Canadian Energy Services & Technology Corp (CEU) was sold given the 45% decline in crude oil prices over the last six months and the subsequent reductions in the industry’s capital expense projections. CEU provides specialty chemicals to North American upstream and midstream energy companies. While the midstream business remains attractive, uncertainty around exploration and drilling activity in the upstream markets makes CEU less attractive than other investment opportunities.

Tupperware (TUP) was originally purchased as a way to benefit from the rise of the global middle class. The position was sold based on concerns over the real long-term growth potential adjusted for currency fluctuations, as 90% of revenues are generated outside the U.S. Additionally, we have growing concerns regarding management’s execution of the direct sales model, which is experiencing increasing competition. A secondary concern was the desire to limit exposure to emerging markets. Considering the accumulation of these concerns, the position was eliminated from the portfolio.

Flowserve (FLS) is one of the largest manufacturers of industrial fluid-handling equipment, which includes pumps, valves and mechanical seals serving specialty end markets in the power, oil, gas and chemical industries. An emphasis on highly-engineered products and a healthy mix of aftermarket service and repair business has helped the company sustain above average growth rates (6% revenue, 25% earnings per share(EPS) and double its operating margins (8% to 16%) over the past decade (’04-’14). Despite this record of exceptional operating results, significant exposure to the oil and gas industry (43% of ’14 bookings), Foreign Exchange headwinds (66% International sales) and general pricing weakness, have weighed on recent results. Given the level of uncertainty regarding the magnitude and duration of these challenges, shares of FLS were sold.

World Fuels Services (INT) provides fuel logistics, transaction management, and payment processing for purchasers of refined petroleum products. While delivery volumes have been relatively stable, lower commodity prices and a decline in its risk-hedging business has pressured margins and profitability. We decided to sell INT until we see evidence that the business can be operated in a more consistent manner.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

FMC (FMC) is a chemical manufacturer we initially purchased as a stable business within a cyclical sector, materials. We viewed demographic trends and the growing need for productivity in agriculture as key growth drivers. The agriculture business has faced multiple challenges which include a drought in Brazil and bumper crops in the U.S. These issues have been further complicated by exchange rate headwinds, as 67% of the company’s revenues come from overseas. These events have reduced visibility on future profits, and we decided to swap the capital into less cyclical businesses.

Donaldson (DCI) is a $3.9 billion manufacturer of filtration systems and replacement parts for engines and industrial applications. DCI has benefitted from strong tailwinds in the form of emerging market growth, as well as strong end markets in off-road equipment and North American trucks. Despite a good record of growth and innovation, DCI faces a number of challenges, largely beyond its control. These include currency headwinds, China and emerging market exposure, as well as challenging commodity-based end markets such as oil, gas, and mining. Given the uncertainty of the current operating environment and muted outlook for growth, we decided to sell DCI.

Foundation Medicine (FMI) Foundation Medicine is a next generation cancer diagnostic company which provides genomic information about individual patients, enabling physicians to optimize treatments and biopharmaceutical companies to develop targeted therapies. We sold half the position following Roche’s (RHHBY) acquisition of a majority share of FMI in January 2015. The remaining shares were sold in the 4th quarter as FMI experienced challenges with respect to reimbursement. Although we think FMI’s diagnostics offer an important advance in cancer care, we underestimated the complexity associated with the reimbursement system.

Rice Energy (RICE) Rice Energy engages in the acquisition, exploration and development of natural gas and oil properties in the Appalachian Basin. In light of the persistent supply demand imbalances in the Energy sector, we sold our position in Rice Energy. Although RICE’s assets are among the most productive and lowest cost of the U.S. shale plays, we expect the macro environment to remain challenging for the foreseeable future.

Solar Winds (SWI) was purchased in 2015 and sold at the end of Q4 2015 following its announced acquisition by private equity firm Silver Lake.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Disclosures:

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

For comparison purposes, the strategy is measured against the Russell 2500 Index and the Russell 2500 Growth Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher growth earning potential. The volatility of the index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees. You cannot invest directly in an index.

Return on invested capital (ROIC), is a ratio used in finance, valuation, and accounting. The ratio is estimated by dividing the after-tax operating income (NOPAT) by the book value of both debt and equity capital less cash/equivalents.

Correlate means a statistical measure of how two securities move in relation to each other.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base, It is a measure of financial performance calculated as operating cash flow minus capital expenditures.

The Standard & Poor’s 500 Index (S&P 500) is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock.

Must be accompanied or preceded by a Prospectus

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s investment in securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of larger, more established companies. The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Shares of the TorrayResolute Small/Mid Cap Growth Fund are distributed by Quasar Distributors LLC

Past performance is not indicative of future results.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

VALUE OF $1,000,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $1,000,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ANNUALIZED RATES OF RETURN (%) — AS OF DECEMBER 31, 2015
Since Inception(1)
Investor Class	-6.10%
Institutional Class	-5.90%
Russell 2500 Index(2)	-2.90%
Russell 2500 Growth Index(3)	-0.19%

(1)	January 1, 2015.
(2)	The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.
(3)	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

EXPENSE EXAMPLE (UNAUDITED)
DECEMBER 31, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(07/01/2015)	(12/31/2015)	(07/01/2015 – 12/31/2015)
Investor Class Actual(2)	$1,000.00	$892.60	$5.96
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,018.90	6.36
Institutional Class Actual(2)	1,000.00	893.60	4.77
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,020.16	5.09

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.25% and 1.00% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the period since inception.
(2)	Based on the actual returns for the period from inception through December 31, 2015 of -10.74% and -10.64% for the Investor Class and Institutional Class, respectively.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Allocation of Portfolio Holdings(1) (unaudited)
As of December 31, 2015
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of December 31, 2015
(% of Net Assets)

Jack Henry & Associates	5.1%
LKQ	4.6%
Affiliated Managers Group	4.5%
SBA Communications – Class A	4.2%
FEI	4.1%
ITC Holdings	4.1%
Hexcel	4.0%
Church & Dwight	4.0%
Mettler-Toledo International	3.7%
Medivation	3.7%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments
December 31, 2015

	Shares	Value
COMMON STOCKS — 97.5%

Consumer Discretionary — 13.3%
LKQ *	32,790	$971,568
O’Reilly Automotive *	2,950	747,589
Polaris Industries	5,090	437,485
Tractor Supply	7,480	639,540
		2,796,182
Consumer Staples — 6.6%
Church & Dwight	9,880	838,614
Natural Grocers By Vitamin Cottage *	26,235	534,407
		1,373,021
Energy — 2.5%
Core Laboratories	4,760	517,602

Financials — 4.5%
Affiliated Managers Group *	5,940	948,974

Health Care — 18.3%
BioMarin Pharmaceutical *	5,105	534,800
Cooper Companies	5,205	698,511
Halozyme Therapeutics *	34,550	598,752
Medivation *	15,930	770,056
Mettler-Toledo International *	2,285	774,912
Varian Medical Systems *	5,805	469,044
		3,846,075
Industrials — 20.3%
Copart *	19,385	736,824
HD Supply Holdings *	16,365	491,441
Hexcel	18,265	848,409
Middleby *	6,895	743,764
Quanta Services *	35,885	726,671
Stericycle *	5,910	712,746
		4,259,855

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments – Continued
December 31, 2015

	Shares	Value
Information Technology — 23.7%
ANSYS *	5,775	$534,187
Computer Modelling Group(a)	92,325	594,111
comScore *	17,650	726,298
FEI	10,710	854,551
Jack Henry & Associates	13,770	1,074,886
Monotype Imaging Holdings	27,215	643,363
Qualys *	16,290	539,036
		4,966,432
Telecommunication Services — 4.2%
SBA Communications — Class A *	8,410	883,639

Utilities — 4.1%
ITC Holdings	21,930	860,753

TOTAL COMMON STOCKS
(Cost $22,112,193)		20,452,533

SHORT-TERM INVESTMENT — 1.7%
Fidelity Institutional Government Portfolio — Class I, 0.16% ^
(Cost $350,899)	350,899	350,899

Total Investments — 99.2%
(Cost $22,463,092)		20,803,432

Other Assets and Liabilities, Net — 0.8%		171,808
Total Net Assets — 100.0%		$20,975,240

*	Non-income producing security.
(a)	Illiquid Security – As of December 31, 2015, the fair value of this investment was $594,111 or 2.8% of total net assets. See Note 2 in Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of December 31, 2015.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Assets And Liabilities
December 31, 2015

ASSETS:
Investments, at value
(Cost $22,463,092)	$20,803,432
Receivable for investment securities sold	204,409
Dividends and interest receivable	2,744
Prepaid expenses	18,875
Total assets	21,029,460

LIABILITIES:
Payable to investment adviser	1,296
Accrued distribution fees	30
Payable for fund administration & accounting fees	16,730
Payable for compliance fees	1,835
Payable for transfer agent fees & expenses	7,012
Payable for custody fees	1,076
Payable for trustee fees	2,875
Accrued expenses	23,366
Total liabilities	54,220

NET ASSETS	$20,975,240

NET ASSETS CONSIST OF:
Paid-in capital	$24,096,617
Accumulated net investment loss	(172)
Accumulated net realized loss on investments	(1,461,545)
Net unrealized depreciation on investments	(1,659,660)
Net Assets	$20,975,240

	Investor Class	Institutional Class
Net Assets	$12,396	$20,962,844
Shares issued and outstanding(1)	1,321	2,227,341
Net asset value, redemption price and offering price per share	$9.39	$9.41

(1) Unlimited shares authorized without par value.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Operations
For the Year Ended December 31, 2015

INVESTMENT INCOME:
Interest income	$81
Dividend income	89,789
Less: foreign taxes withheld	(2,961)
Total investment income	86,909

EXPENSES:
Investment adviser fees (See Note 4)	118,500
Fund administration & accounting fees (See Note 4)	105,419
Transfer agent fees (See Note 4)	43,238
Federal & state registration fees	39,836
Audit fees	16,504
Legal fees	11,561
Compliance fees (See Note 4)	11,002
Trustee fees (See Note 4)	10,498
Custody fees (See Note 4)	7,190
Other	5,598
Postage & printing fees	5,500
Distribution fees - Investor Class (See Note 5)	30
Total expenses before reimbursement/waiver	374,876
Less: waiver/reimbursement from investment adviser (See Note 4)	(226,721)
Net expenses	148,155

NET INVESTMENT LOSS	(61,246)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(1,461,723)
Net change in unrealized depreciation on investments	(1,659,660)
Net realized and unrealized loss on investments	(3,121,383)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,182,629)

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Changes In Net Assets

Year Ended
December 31, 2015
OPERATIONS:
Net investment loss	$(61,246)
Net realized loss on investments	(1,461,723)
Net change in unrealized depreciation on investments	(1,659,660)
Net decrease in net assets resulting from operations	(3,182,629)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	13,463
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(65)
Increase in net assets from Investor Class transactions	13,398
Institutional Class:
Proceeds from shares sold	27,376,886
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(3,232,415)
Increase in net assets from Institutional Class transactions	24,144,471
Net increase in net assets resulting from capital share transactions	24,157,869

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—
Institutional Class	—
From net realized gains:
Investor Class	—
Institutional Class	—
Total distributions to shareholders	—
TOTAL INCREASE IN NET ASSETS	20,975,240

NET ASSETS:
Beginning of period	—
End of period, including accumulated net investment loss of $(172)	$20,975,240

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

Year Ended
December 31, 2015
For a Fund share outstanding throughout the year.
Investor Class
PER SHARE DATA:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss	(0.06)
Net realized and unrealized loss on investments	(0.55)
Total from investment operations	(0.61)
Less distributions from:
Net investment income	—
Net capital gains	—
Total distributions	—
Net asset value, end of period	$9.39

TOTAL RETURN	(6.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$12
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	20.48%
After expense reimbursement/waiver	1.25%
Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(19.89)%
After expense reimbursement/waiver	(0.66)%
Portfolio turnover rate	65%

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

Year Ended
December 31, 2015
For a Fund share outstanding throughout the year.
Institutional Class
PER SHARE DATA:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss	(0.03)
Net realized and unrealized loss on investments	(0.56)
Total from investment operations	(0.59)
Less distributions from:
Net investment income	—
Net capital gains	—
Total distributions	—
Net asset value, end of period	$9.41

TOTAL RETURN	(5.90)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$20,963
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.52%
After expense reimbursement/waiver	1.00%
Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(1.93)%
After expense reimbursement/waiver	(0.41)%
Portfolio turnover rate	65%

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to Financial Statements
December 31, 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on January 1, 2015. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by TorrayResolute LLC (the “Adviser”). The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended December 31, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2015, the Fund did not have liabilities for any unrecognized tax benefits.

Security Transactions and Investment Income — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2015, the Fund decreased accumulated net investment loss by $61,074, decreased accumulated net realized loss on investments by $178 and decreased paid-in capital by $61,252. The adjustments are primarily due to net operating losses.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS — CONTINUED
DECEMBER 31, 2015

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At December 31, 2015, the Fund had investments in illiquid securities with a total value of $594,111 or 2.8% of total net assets.

Information concerning illiquid securities is as follows:

		Dates	Cost
Security	Shares	Acquired	Basis
Computer Modelling Group	92,325	1/15-9/15	$943,233

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS — CONTINUED
DECEMBER 31, 2015

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments — Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,858,422	$594,111	$—	$20,452,533
Short-Term Investment	350,899	—	—	350,899
Total Investments in Securities	$20,209,321	$594,111	$—	$20,803,432

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2015, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.25% and 1.00% of average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS — CONTINUED
DECEMBER 31, 2015

Limitation Agreement will be in effect through at least December 31, 2016. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2018	$226,721

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended December 31, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the year ended December 31, 2015, the Investor Class incurred expenses of $30 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2015, the Investor and Institutional Class did not incur any shareholder servicing fees.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS — CONTINUED
DECEMBER 31, 2015

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

Year Ended
December 31, 2015
Investor Class:
Shares sold	1,327
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(6)
Net increase in Investor Class shares	1,321
Institutional Class:
Shares sold	2,568,296
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(340,955)
Net increase in Institutional Class shares	2,227,341
Net increase in shares outstanding	2,228,662

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$32,322,180	$8,748,442

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2015, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Depreciation	Tax Cost
$666,635	$(2,414,679)	$(1,748,044)	$22,551,476

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the deferral of wash sale losses.

At December 31, 2015, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other	Net	Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Depreciation	Earnings
$ —	$(1,373,333)	$(1,748,044)	$(3,121,377)

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS — CONTINUED
DECEMBER 31, 2015

As of December 31, 2015, the Fund had $721,865 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended December 31, 2015, the Fund plans to defer on a tax basis, post-October losses of $651,468.

There were no distributions made by the Fund for the period ended December 31, 2015.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2015, an affiliate of the Adviser, owned 83.6% of the outstanding shares of the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TorrayResolute Small/Mid Cap Growth Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TorrayResolute Small/Mid Cap Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2015, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TorrayResolute Small/Mid Cap Growth Fund as of December 31, 2015, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2016

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2015

TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead Independent	Indefinite Term;	31	Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Trustee and	Since April 2011		Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202	Audit Committee			Incorporated (2000-2011).	(12 Portfolios)
Birth Year: 1946	Chairman				(2012-Present); Director,
Anchor Bancorp Wisconsin,
Inc. (2011-2013).

David A. Massart	Trustee and	Indefinite Term;	31	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	Valuation	Since April 2011		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Committee			Next Generation Wealth	(12 Portfolios)
Birth Year: 1967	Chairman			Management, Inc.	(2012-Present).
(2005-present).

David M. Swanson	Trustee	Indefinite Term;	31	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Since April 2011		Partner, SwanDog	ALPS Variable Investment
Milwaukee, WI 53202				Strategic Marketing, LLC	Trust (9 Portfolios)
Birth Year: 1957				(2006-present); Executive	(2006-Present).
Vice President, Calamos
Investments (2004-2006).

Interested Trustee

Robert J. Kern*	Chairperson	Indefinite Term;	31	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since January 2011		U.S. Bancorp Fund Services,
Milwaukee, WI 53202				LLC (1994-present).
Birth Year: 1958

* Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
DECEMBER 31, 2015

TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers

James R. Arnold	President and	Indefinite Term,	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Principal Executive	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer			(2002-present).
Birth Year: 1957

Deborah Ward	Vice President,	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Chief Compliance	Since April 2013		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer and			(2004-present)
Birth Year: 1966	Anti-Money
Laundering Officer

Brian R. Wiedmeyer	Treasurer and	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal Financial	Since January 2011		Fund Services, LLC
Milwaukee, WI 53202	Officer			(2005-present).
Birth Year: 1973

Jeanine Bajczyk	Secretary	Indefinite Term;	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Since August 2015		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202				Services, LLC (2006-present).
Birth Year: 1965

Mark Quade, Esq.	Assistant Secretary	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since June 2015		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2013-present); Law Clerk
Birth Year: 1982				U.S. Bancorp (2012-2013);
J.D. Candidate, University
of Minnesota Law School
(2010-2013).

Ryan L. Roell	Assistant Treasurer	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since September		Bancorp Fund Services, LLC
Milwaukee, WI 53202		2012		(2005-present).
Birth Year: 1973

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED) — CONTINUED
DECEMBER 31, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-406-4960.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-406-4960. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended December 31, is available (1) without charge, upon request, by calling 1-844-406-4960, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE (UNAUDITED)
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
TorrayResolute LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, KS 66211

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-406-4960.

TT-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal year ended December 31, 2015 the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2015
Audit Fees	$14,000
Audit-Related Fees	$0
Tax Fees	$2,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 12/31/2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	March 8, 2016

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	March 8, 2016

* Print the name and title of each signing officer under his or her signature.